UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2013

Date of reporting period:  April 30, 2013

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Semi-Annual Reports
April 30, 2013
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million.  The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “microcap” companies). The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The microcap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2013
(Unaudited)

Perritt MicroCap Opportunities Fund
From the Desk of Michael Corbett, President	2
Performance	4
Ten Largest Common Stock Holdings	6
Allocation of Portfolio Investments	7

Perritt Ultra MicroCap Fund
From the Desk of Michael Corbett, President	8
Performance	10
Ten Largest Common Stock Holdings	12
Allocation of Portfolio Investments	13

Perritt Funds
Schedule of Investments	14
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Expense Example	36
Advisory Agreement	38
Directors and Officers	40
Information	43

Perritt MicroCap Opportunities Fund

President’s Message

Michael Corbett, President

On April 11, 2013, the Perritt MicroCap Opportunities Fund celebrated its 25th year of operations.  We are proud to be among a limited group of mutual funds, not to mention one of the only micro-cap funds, to have achieved such a long-term record.

The Fund posted a 16.78 percent return during the past six months ended April 30, 2013, which compares favorably to the 16.58 percent return for the benchmark Russell 2000 Index and the 16.17 percent return for the Russell MicroCap Index.  The Fund’s complete performance results as well as the performance for the Russell 2000 Index and the Russell Microcap Index can be found on page 5.

We liquidated nine companies from the Fund’s portfolio during the past six months.  We sold four companies because they reached our long-term price targets: American Railcar Industries (ARII), Argan (ARG), Astro-Med (ALOT) and Kimball International (KBALB).  Another four companies were sold after reporting disappointing operating results: Dolan Media (DM), Hooper Holmes (HH), Magnum Hunter Resources (MHR) and Roundy’s (RNDY).  Lastly, we sold Heelys (HLYS) after management announced a deal to take the company private.

Two of the Fund’s long-term holdings were significant contributors to the Fund’s performance during the past six months: Barrett Business Services (BBSI) and BioScrip (BIOS).  Each of these stocks posted strong gains after reporting material business developments.  Barrett Business Services’ stock was the strongest contributor to the Fund during the past six months, as its stock climbed by 78 percent.  Barrett’s material business development was that the company bought 3.0 million shares of its own stock from the previous founder’s estate, which was largely accretive to earnings and removed a significant overhang in the company’s stock.  BioScrip was also a strong contributor to the Fund’s performance, as its stock rose by more than 50 percent during the past six months.  BioScrip’s material business developments included management selling a lower margin business at a good price, as well as purchasing several new businesses with higher margins.  The net result was a very attractive growth business with high margins, attributes which we believe the stock market has been rewarding recently.

The Perritt MicroCap Opportunities Fund has not paid out a capital gain distribution since November 2007.  The Fund, however, should pay out a capital gain distribution near the end of calendar year 2013.  At the end of fiscal 2012, the Fund had a little more than $1.3 million in tax-loss carry forwards.  These tax-loss carry forwards have been more than offset by the gains the Fund has realized in the past six months.  It is impossible to estimate the capital gain distribution at this time, but we are highly confident there should be a capital gain distribution at the end of the calendar year.  Please visit our website later this year, as we should be posting an estimate of the capital gain distribution sometime in November.

I am proud to report that the Fund’s expense ratio declined for the past six months from the expense ratio reported in fiscal 2012.  If the assets under management are maintained (or increased) it is likely that the Fund’s expense ratio will be the lowest in the Fund’s history.  The Fund’s officers and Board of Directors are to be commended for a remarkable job on cost controls.  Please see page 5 for our expense ratio per our Prospectus.

Perritt MicroCap Opportunities Fund

Michael Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the
Fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Ultra MicroCap Fund since its inception. He is responsible for the daily operations of both funds and assumed the lead portfolio management duties of both the MicroCap Opportunities Fund and Ultra MicroCap Fund in October 2010.

As of April 30, 2013, the Fund’s portfolio contained the common stocks of 112 companies, 11 of which were added during the past six months.  The Fund’s 10 largest holdings and detailed descriptions can be found on page 6 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at approximately 16.7 times 2013 earnings and slightly less than 15 times 2014 earnings estimate.  Stocks in the portfolio are priced at 0.8 times average revenue and the median market capitalization is approximately $221 million.  Finally, the average stock in the Fund is trading at slightly less than 1.4 times book value.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  We remain dedicated to investing in quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.  The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index consists of the smallest 2,000 companies of the 3,000 U.S. companies in the Russell 3000 Index, ranked by market capitalization.  The Russell Microcap index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  You cannot invest directly in an index.

Book Value:  The net asset value of a company, calculated as total assets minus total liabilities.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.

Market Capitalization: Total dollar market value of all of a company’s outstanding shares.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2013

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited) (Continued	April 30, 2013

Cumulative Total Returns**
Periods ended April 30, 2013 (Unaudited)
	Past	Past	Past	Past	Past	Past	Past
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years
Perritt MicroCap
Opportunities Fund	16.78%	13.35%	24.94%	29.55%	183.59%	245.13%	625.70%

Russell 2000® Index	16.58%	17.69%	37.70%	42.06%	170.71%	138.88%	457.08%
(reflects no deduction
for fees and expenses)

Russell
MicroCap® Index	16.17%	18.57%	32.22%	35.24%	136.79%	N/A	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2013 (Unaudited)
		Past	Past	Past	Past	Past	Past
		1 Year	3 Years	5 Years	10 Years	15 Years	20 Years
Perritt MicroCap
Opportunities Fund		13.35%	7.70%	5.31%	10.99%	8.61%	10.42%

Russell 2000® Index		17.69%	11.25%	7.27%	10.47%	5.98%	8.97%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index		18.57%	9.76%	6.22%	9.00%	N/A	N/A
(reflects no deduction for
fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the period ended February 28, 2013, as stated in the statutory prospectus, was 1.27%.  The Fund imposes a 2% redemption fee on shares held for less than 90 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available on the Fund’s website at www.perrittmutualfunds.com or by calling 800-331-8936.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Barrett Business Services, Inc. (BBSI) provides business management solutions in the United States. The company offers human resource management services in areas comprising payroll processing, employee benefits and administration, human resource management, risk management, and workers’ compensation coverage areas.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

BioScrip, Inc. (BIOS) provides comprehensive infusion and home care solutions. The company’s services partners with patients, physicians, hospitals, healthcare payors, and pharmaceutical manufacturers to provide clinical management solutions and the delivery of access to prescription medications and home healthcare services.

Newpark Resources Inc (NR) provides various products and services primarily to the oil and gas exploration industry.  The company operates its business through three segments: Fluid Systems and Engineering which offers drilling fluids and related engineering services; Mats and Integrated services offering matting solutions for the protection of the environment and to stabilize unstable soil condition; and Environmental Services which collects and disposes of non-hazardous oil field and industrial wastes from offshore rigs and land locations in and around the Gulf of Mexico.

Global Cash Access Holdings, Inc. (GCA) provides cash access and data intelligence services and solutions to the gaming industry in the United States and internationally.  It sells its products and services primarily through direct sales force to traditional land-based casinos, riverboats and cruise ships with gaming operations.

Ducommun Inc (DCO) provides engineering and manufacturing services for high-performance products and high-cost-of failure applications used primarily in the aerospace, defense, industrial, energy, and medical industries. It offers a range of value-added products and services in its primary businesses of electronics, structures, and integrated solutions.

Orchids Paper Products Company (TIS) engages in the manufacture and sale of various private label tissue products for the consumer market.  Its products include paper towels, bathroom tissue, and paper napkins.  The company markets its products directly, as well as through a network of independent brokers.  It serves dollar stores, discount retailers, grocery stores, grocery wholesalers and co-operatives, and convenience stores primarily in Texas, Oklahoma, Kansas, Missouri, Arkansas, Nebraska, and Iowa.

Landec Corp (LNDC) engages in the design, development, manufacture, and sale of polymer products for food and agricultural products, medical devices and licensed partner applications that incorporate its patented polymer technologies. Its Food Products Technology segment markets and packs specialty packaged whole and fresh-cut vegetables utilizing the BreatheWay specialty packaging technology for the retail grocery, club store, and food services industry. Landec also has two major joint venture partners in Windset Farms and Apio, which are both in the vegetable distribution business.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Aceto Corp. (ACET) engages in the sourcing, regulatory support, marketing, and distribution of pharmaceutical intermediates and active ingredients, finished dosage form generics, nutraceutical products, agricultural protection products, and specialty chemicals worldwide. The company operates in three segments: Health Sciences, Specialty Chemicals, and Agricultural Protection Products.

Photronics Inc (PLAB) engages in the manufacture and sale of photomasks, which are high precision photographic quartz plates containing microscopic images of electronic circuits.  The company’s photomasks are a main element in the manufacture of semiconductors and flat panel displays (FPDs), and are used as masters to transfer circuit patterns onto semiconductor wafers and flat panel substrates during the fabrication of integrated circuits (ICs) and various FPDs and other types of electrical and optical components.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2013

The sector classifications represented in the graph above and industry classifications represented in the
Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Perritt Ultra MicroCap Fund

President’s Message

The Perritt Ultra MicroCap Fund (formerly the Perritt Emerging Opportunities Fund), posted a 13.04 percent return during the six months ended April 30, 2013.  The complete performance results can be viewed on page 11.  We have included both the Russell 2000 Index and the Russell Microcap Index to compare performance of the Fund to the small-cap and micro-cap segment of the marketplace.

While the Ultra MicroCap Fund’s absolute performance in the past six months is encouraging, we are partly disappointed due to the fact that the majority of companies within the portfolio have not participated in the recent stock market rally.  We believe a large part of this underperformance is related to the fact that stocks in the ultra micro-cap universe tend to fly under the radar screen of most investors.  The micro-cap universe, particularly stocks under $100 million market capitalization, can be ignored by investors for an extended period of time.  In my more than two decades of experience in the micro-cap world, I have seen a great deal of quality companies perform well within their businesses, yet have their stocks ignored.  Ultimately, the companies were discovered, and the stocks performed remarkably well.  But it was often several quarters or years later before the strong performance in those stocks became realized.  It is this ignored phenomenon that has lead some, including us, to say that the Ultra MicroCap world shares some similarities with that of the Private Equity world.*  As a result, we decided to publish a white paper on this subject.  This new white paper is available on our website, and it is titled: “Alternative to an Alternative: Active Microcap vs Private Equity.”

During the past six months, we sold 15 positions from the Ultra MicroCap Fund’s portfolio.  Four companies were sold from the portfolio due to buy-out offers: BioClinica (BIOC), Heelys (HLYS), Turbosonic Technologies (TSTA) and Williams Controls (WMCO).  Companies such as Astro-Med (ALOT), Adcare (ADK), Carriage Services (CSV) and Perceptron (PRCP) were each sold because they reached our long-term price target.  The remaining seven companies were sold due to reporting disappointing operating results.

As of April 30, 2013, the Ultra MicroCap Fund’s portfolio contained the common stocks of 94 companies, six of which were added during the past six months.  The Fund’s largest holdings and detailed description can be found on page 12 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at slightly less than 15 times 2013 earnings and slightly more than 13 times 2014 earnings.  The average stock in the portfolio is priced at 0.6 times revenue and the median market capitalization is approximately $54 million.  Finally, the average stock in the portfolio is priced at 1.2 times book value.

Our approach to investing in the bottom decile of the micro-cap universe for the Ultra MicroCap Fund remains steadfast.  We seek quality companies with market capitalizations between $10 million and $300 million.  There are a variety of ways to judge a company’s level of quality.  While we use several different instruments to judge quality, our investment team evaluates three primary criteria.  First, we look at the quality of management and the businesses.  Second, we evaluate the potential returns on capital and equity.  Lastly, we use a strict nine factor evaluation to judge the quality of the company’s financial statements.  Our strict judgment on a company’s financial statements results in the majority of the

Perritt Ultra MicroCap Fund

companies in the Fund having very clean balance sheets.  As an example, the average company in the Ultra MicroCap Fund has less than 3 percent of its assets in debt.  We believe that the Fund’s median market capital of $54 million is a testament to our strategy of investing in true micro-cap companies.  The Fund has the lowest average market capitalization out of all 8,115 funds listed by Morningstar as Micro-Cap Funds, (June 5, 2013).

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I was one of the first three investors in the Ultra MicroCap Fund at its inception in 2004.  We remain dedicated to investing in quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

*
Private Equity is capital that is not quoted on a public stock exchange.  Private equity consists of investors and funds that make investments directly into private companies or conduct buyouts of public companies that result in a delisting of public equity.  The majority of private equity consists of institutional investors and accredited investors who can commit large sums of money for long periods of time.  Private equity investments often demand long holding periods to allow for a turnaround of a distressed company or a liquidity event such as an IPO or sale to a public company.  The Ultra MicroCap Fund invests in companies that are often targeted by private equity investors due to their business characteristics and small market capitalizations.  However The Ultra MicroCap Fund only invests in companies that are listed on public stock exchanges.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.  The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.  The Ultra MicroCap Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Russell Microcap index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.  You cannot invest directly in an index.

Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2013

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through April 30, 2013.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Performance* (Unaudited) (Continued)	April 30, 2013

Cumulative Total Returns**
Periods ended April 30, 2013 (Unaudited)
	Past	Past	Past	Past	Since
	6 Months	1 Year	3 Years	5 Years	Inception

Perritt Ultra MicroCap Fund	13.04%	7.97%	21.16%	15.56%	56.69%

Russell 2000® Index	16.58%	17.69%	37.70%	42.06%	95.25%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	16.17%	18.57%	32.22%	35.24%	61.20%
(reflects no deduction for
fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2013 (Unaudited)
		Past	Past	Past	Since
		1 Year	3 Years	5 Years	Inception

Perritt Ultra MicroCap Fund		7.97%	6.61%	2.93%	5.32%

Russell 2000® Index		17.69%	11.25%	7.27%	8.03%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index		18.57%	9.76%	6.22%	5.66%
(reflects no deduction for
fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the period ended February 28, 2013, as stated in the statutory prospectus, was 1.85%.  The Fund imposes a 2% redemption fee on shares held for less than 90 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available on the Fund’s website at www.perrittmutualfunds.com or by calling 800-331-8936.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Napco Security Technologies, Inc. (NSSC) manufactures and sells security products for intrusion, fire, video, wireless, access control, and door locking systems. The company offers intrusion and fire alarms, building access control systems, and electronic locking devices for commercial, residential, institutional, industrial, and governmental applications.

Pacific Premier Bancorp, Inc. (PPBI) operates as the holding company for Pacific Premier Bank that provides banking services to businesses. As of March 26, 2013, the company operated 10 depository branches located in the cities of Costa Mesa, Huntington Beach, Los Alamitos, Newport Beach, Palm Desert, Palm Springs, San Bernardino, and Seal Beach.

Addus HomeCare Corp. (ADUS) provides a range of home and community based services to older adults and younger disabled individuals in the United States. The company serves individuals with special needs who are at risk of hospitalization or institutionalization, such as the elderly, chronically ill, and disabled.

Sparton Corporation (SPA) provides complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service, and refurbishment.  The primary markets served are Medical, Military & Aerospace, and Industrial & Instrumentation.

HopFed Bancorp Inc. (HFBC) operates as the holding company for Heritage Bank, which provides various banking products and services in middle and western Tennessee, and western Kentucky.  The company attracts deposits from the general public and invests such deposits in loans secured by single family residential real estate and investment securities.

Newtek Business Services, Inc. (NEWT) provides business services to the small-and medium-sized business markets in the United States. It provides electronic payment processing services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks, and other non-cash forms of payment. The company also provides shared and dedicated hosting services under the CrystalTech brand name. In addition, it originates, sells, and services small businesses loans by the U.S. Small Business Administration.

Datalink Corporation (DTLK) engages in the design, installation, and support of data center solutions to mid and large-size companies.  It is involved in assessing, designing, deploying, managing, and supporting unified infrastructures, such as servers, storage, and networks; and reselling hardware and software from original equipment manufacturers.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

Manitex International Inc (MNTX) provides engineered lifting solutions including cranes, reach stackers and associated container handling equipment, rough terrain forklifts, indoor electric forklifts and special mission oriented vehicles, including parts support.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

G. Willi Food-International Ltd (WILC) engaged directly and through its subsidiaries in the design, import, marketing and distribution of over 600 food products worldwide.  The company markets and sells its food products to over 1,500 customers in Israel and around the world including large retail and private supermarket chains, wholesalers and institutional consumers.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2013

The sector classifications represented in the graph above and industry classifications represented in the
Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2013 (Unaudited)

Shares	COMMON STOCKS – 90.38%	Value

Aerospace & Defense – 2.13%
244,541	CPI Aerostructures,
	Inc.(a)	$2,252,222
206,722	Ducommun, Inc.(a)	5,062,622
		7,314,844
Auto Parts & Equipment – 1.25%
140,381	Miller Industries, Inc.	2,121,157
486,081	SORL Auto
	Parts, Inc.(a)	1,399,913
100,000	Stoneridge, Inc.(a)	757,000
		4,278,070
Building Materials – 0.87%
180,000	Insteel Industries, Inc.	2,984,400

Business Services – 9.33%
115,000	Barrett Business
	Services, Inc.	6,088,100
370,000	Datalink Corp.(a)	4,140,300
195,000	GP Strategies Corp.(a)	4,299,750
875,000	Innodata
	Isogen, Inc.(a)	2,870,000
708,200	Official Payments
	Holdings, Inc.(a)	3,980,084
566,800	PRGX Global, Inc.(a)	3,168,412
489,500	RCM Technologies,
	Inc.(a)	2,765,675
130,000	Rentrak
	Corporation(a)	2,943,200
80,000	Virtusa Corp.(a)	1,776,800
		32,032,321
Chemical & Related Products – 4.44%
450,000	Aceto Corporation	4,680,000
195,900	KMG Chemicals, Inc.	3,596,724
387,023	Omnova
	Solutions, Inc.(a)	2,581,443
400,000	Penford Corp.(a)	4,400,000
		15,258,167
Computers & Electronics – 1.93%
323,569	Cyberoptics Corp.(a)	1,808,751
463,700	PC-Tel, Inc.	3,092,879
190,000	Rimage Corporation(a)	1,711,900
		6,613,530
Construction & Engineering – 3.95%
250,000	Comfort Systems
	USA, Inc.	3,207,500
395,000	Furmanite Corp.(a)	2,508,250
1,001,900	Hill International,
	Inc.(a)	2,755,225
287,919	MFRI, Inc.(a)	2,101,809
296,400	Sterling Construction
	Company, Inc.(a)	2,999,568
		13,572,352
Consumer Products – Distributing – 0.41%
137,900	Body Central Corp.(a)	1,403,822

Consumer Products – Manufacturing – 5.96%
203,553	A.T. Cross Co.(a)	2,568,839
140,000	Flexsteel Industries	2,882,600
1,200,000	Furniture Brands
	International, Inc.(a)	1,320,000
125,000	Motorcar Parts of
	America, Inc.
	(Acquired 4/24/2011,
	Cost $968,750)(a)(b)	747,500
329,356	Motorcar Parts of
	America, Inc.(a)	1,969,549
219,096	Orchids Paper
	Products Co.	5,039,208
100,000	Steinway Musical
	Instruments, Inc.(a)	2,494,000
150,500	Universal
	Electronics, Inc.(a)	3,458,490
		20,480,186
Consumer Services – 2.37%
425,000	Hudson Technologies,
	Inc.(a)	1,717,000
300,000	Intersections, Inc.	2,868,000
400,000	Stewart Enterprises,
	Inc. – Class A	3,564,000
		8,149,000
Energy & Related Services – 8.45%
2,000,000	Cal Dive
	International, Inc.(a)	3,340,000
75,000	Hornbeck Offshore
	Services, Inc.(a)	3,369,000
275,000	Matrix Service Co.(a)	4,133,250
110,961	Michael Baker Corp.	2,701,900
158,401	Mitcham Industries,
	Inc.(a)	2,352,255

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2013 (Unaudited)

Shares		Value

Energy & Related Services (Continued)
500,000	Newpark Resources,
	Inc.(a)	$5,250,000
135,442	PHI, Inc.(a)	3,761,224
421,596	TGC Industries, Inc.	3,104,500
653,100	Uranium Energy
	Corp.(a)	1,012,305
		29,024,434
Environmental Services – 0.46%
2,125,000	Perma-Fix Environmental
	Services(a)	1,593,750

Financial Services – 6.50%
447,000	Atlas Financial
	Holdings, Inc.(a)(e)	3,263,100
100,000	B of I Holding, Inc.(a)	4,078,000
728,100	Global Cash Access
	Holdings, Inc.(a)	5,191,353
245,000	Nicholas Financial, Inc.	3,581,900
6,000	Oppenheimer
	Holdings, Inc.	111,000
323,588	SWS Group, Inc.(a)	1,841,216
510,000	U.S. Global Investors,
	Inc. – Class A	1,392,300
15,000	Virtus Investment
	Partners, Inc.(a)	2,865,000
		22,323,869
Food – 3.57%
50,000	Cal-Maine Foods, Inc.	2,134,000
259,600	John B. Sanfilippo
	& Son, Inc.(a)	5,446,408
350,000	Landec Corp.(a)	4,693,500
		12,273,908
Leisure – 2.00%
11,784	Ascent Media Corp.(a)	783,518
1,053,776	Century Casinos, Inc.(a)	3,077,026
655,000	Full House
	Resorts, Inc.(a)	1,807,800
92,252	Monarch Casino &
	Resort, Inc.(a)	1,187,283
		6,855,627
Medical Supplies & Services – 8.33%
367,500	Addus Homecare
	Corp.(a)	4,351,200
327,899	Allied Healthcare
	Products(a)	882,048
215,000	Anika Therapeutics,
	Inc.(a)	2,870,250
390,000	BioScrip, Inc.(a)	5,405,400
130,000	Exactech, Inc.(a)	2,405,000
450,000	Five Star Quality
	Care, Inc.(a)	2,128,500
515,000	Medical Action
	Industries, Inc.(a)	4,186,950
220,553	Syneron Medical
	Ltd.(a)	1,969,538
125,900	The Ensign Group,
	Inc.	4,390,133
		28,589,019
Minerals & Resources – 0.32%
650,000	Vista Gold Corp.(a)	1,092,000

Oil & Gas – 1.88%
305,000	Hallador Energy Co.	2,183,800
229,174	Triangle Petroleum
	Corp.(a)	1,258,165
450,000	Vaalco Energy, Inc.(a)	3,024,000
		6,465,965
Retail – 2.86%
204,630	Kirklands, Inc.(a)	2,467,838
500,000	PCM, Inc.(a)	3,625,000
75,000	Rush Enterprises,
	Inc.(a)	1,485,000
244,636	Systemax, Inc.	2,240,866
		9,818,704
Semiconductor Related Products – 4.77%
383,900	Integrated Silicon
	Solution, Inc.(a)	3,520,363
575,000	Photronics, Inc.(a)	4,536,750
333,650	Rudolph Technologies,
	Inc.(a)	3,893,695
93,936	Sparton Corp.(a)	1,304,771
500,000	Ultra Clean
	Holdings, Inc.(a)	3,130,000
		16,385,579
Software – 2.91%
410,000	American Software,
	Inc. – Class A	3,407,100
150,000	Clicksoftware
	Technologies Ltd.	1,080,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2013 (Unaudited)

Shares		Value

Software (Continued)
35,000	Computer Task
	Group, Inc.	$718,200
1,880,000	iPass, Inc.(a)	3,628,400
137,042	VASCO Data Security
	International, Inc.(a)	1,166,228
		9,999,928
Specialty Manufacturing – 8.15%
35,000	AEP Industries, Inc.(a)	2,698,500
225,000	China Gerui Advanced
	Materials Group Ltd.
	(Acquired 6/1/10,
	Cost $1,282,500)(a)(b)	378,000
585,000	China Gerui Advanced
	Materials Group
	Ltd.(a)	982,800
200,000	Courier Corp.	2,880,000
110,000	Douglas Dynamics,
	Inc.	1,538,900
500,000	Federal Signal Corp.(a)	3,880,000
130,000	Global Power Equipment
	Group, Inc.	2,145,000
65,000	L.B. Foster Co.	2,869,750
130,000	LMI Aerospace, Inc.(a)	2,780,700
375,000	Manitex International,
	Inc.(a)	3,798,750
186,647	Northern Technologies
	International Corp.(a)	2,015,788
74,000	Northwest Pipe Co.(a)	2,019,460
		27,987,648
Telecommunications – 4.10%
700,000	Gilat Satellite
	Networks Ltd.(a)	3,885,000
268,000	Globecomm
	Systems, Inc.(a)	3,283,000
238,000	Oplink Communications,
	Inc.(a)	3,907,960
275,000	SeaChange International,
	Inc.(a)	2,986,500
		14,062,460
Transportation – 3.44%
150,000	Republic Airways
	Holdings, Inc.(a)	1,678,500
420,000	Scorpio Tankers, Inc.	3,633,000
133,333	Star Bulk Carriers
	Corp.(a)	834,665
310,000	StealthGas, Inc.(a)	3,205,400
381,532	USA Truck, Inc.(a)	1,957,259
100,000	Vitran Corporation,
	Inc.(a)	482,000
		11,790,824
	TOTAL COMMON
	STOCKS
	(Cost $261,742,269)	$310,350,407

	REAL ESTATE
	INVESTMENT TRUSTS – 1.13%
224,494	Monmouth Real Estate
	Investment Corp. –
	Class A	$2,388,616
90,000	Whitestone Real Estate
	Investment Trust	1,485,000
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $2,353,052)	$3,873,616

Contracts	WARRANTS – 0.00%	Value

Oil & Gas – 0.00%
59,555	Magnum Hunter Resources
	Corp. Warrant (Acquired
	8/29/2011, Cost $0)
	Expiration: 10/14/2013,
	Exercise Price
	$10.50(a)(b)	$8,338
	TOTAL WARRANTS
	(Cost $0)	$8,338

	RIGHTS – 0.00%

Oil & Gas – 0.00%
305,000	Sino Clean Energy,
	Inc.(c)(d)	$—
	TOTAL RIGHTS
	(Cost $0)	$—

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2013 (Unaudited)

Shares	SHORT TERM	Value
	INVESTMENTS – 8.67%
12,749,627	Alpine Municipal
	Money Market
	Fund, 0.11%	$12,749,627
17,000,000	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.04%	17,000,000
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $29,749,627)	$29,749,627
	Total Investments
	(Cost $293,844,948) –
	100.18%	$343,981,988
	Liabilities in Excess
	of Other Assets –
	(0.18)%	(605,418)
	TOTAL NET ASSETS –
	100.00%	$343,376,570

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. See Note 7 of the Notes to the Financial Statements.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $0 or 0.00% of the Fund’s Net Assets.  Sino Clean Energy, Inc. Rights were classified as a level 3 security.

(d)	Contingent Value Right. See Note 11 of the Notes to the Financial Statements.
(e)	Affiliated issuer: See Note 12 of the Notes to Financial Statements.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2013 (Unaudited)

Shares	COMMON STOCKS – 96.91%	Value

Aerospace & Defense – 1.68%
40,000	CPI Aerostructures,
	Inc.(a)	$368,400
90,000	Kratos Defense & Security
	Solutions, Inc.(a)	458,100
		826,500
Air Transport – 1.33%
33,000	AeroCentury Corp.(a)	652,740

Auto Parts & Equipment – 0.80%
137,100	SORL Auto
	Parts, Inc.(a)	394,848

Biotechnology – 1.63%
50,000	Trinity Biotech
	PLC – ADR	799,500

Business Services – 10.76%
75,000	Datalink Corp.(a)	839,250
71,022	Edgewater Technology,
	Inc.(a)	274,145
600,000	GBS Enterprises, Inc.
	(Acquired 2/24/2011,
	Cost $750,000)(a)(b)	121,200
174,000	Innodata Isogen, Inc.(a)	570,720
415,309	Newtek Business
	Services, Inc.(a)	847,230
100,000	Official Payments
	Holdings, Inc.(a)	562,000
2,010,000	Quadrant 4 Systems
	Corp. (Acquired
	1/19/2011 and 4/7/2011,
	Cost $603,000)(a)(b)	110,550
490,000	Quadrant 4
	Systems Corp.(a)	26,950
89,500	RCM Technologies,
	Inc.(a)	505,675
21,360	Rentrak Corporation(a)	483,591
210,000	SmartPros Ltd.	319,200
1,000,000	WidePoint Corp.(a)	622,000
		5,282,511
Chemical & Related Products – 1.31%
226,795	Flexible Solutions
	International, Inc.(a)	181,436
39,800	TOR Minerals
	International, Inc.(a)	460,884
		642,320
Commercial Services & Supplies – 1.08%
120,000	General Finance
	Corp.(a)	529,200

Computers & Electronics – 7.12%
290,000	ADDvantage Technologies
	Group, Inc.(a)	684,400
75,000	Concurrent Computer
	Corporation	528,000
70,000	Cyberoptics Corp.(a)	391,300
275,000	Dot Hill Systems
	Corp.(a)	415,250
288,900	NAPCO Security
	Technologies, Inc.(a)	1,224,936
135,000	Socket Mobile, Inc.(a)	248,400
		3,492,286
Construction & Engineering – 1.06%
71,113	MFRI, Inc.(a)	519,125

Consumer Products – Manufacturing – 3.27%
49,900	A.T. Cross Co.(a)	629,738
300,000	Emerson Radio
	Corp.(a)	480,000
24,000	Flexsteel Industries	494,160
		1,603,898
Consumer Services – 3.07%
150,216	Hudson Technologies,
	Inc.(a)	606,873
221,125	Noah Education
	Holdings
	Ltd. – ADR (a)	318,420
457,432	Primo Water Corp.(a)	580,939
		1,506,232
Electronic Equipment & Instruments – 6.35%
99,000	Allied Motion
	Technologies, Inc.	706,860
373,200	Iteris, Inc.(a)	582,192
42,000	LGL Group, Inc.(a)	218,400
38,324	Magnetek, Inc.(a)	598,238
241,400	Universal Power
	Group, Inc.(a)	426,071
276,000	Wells-Gardner
	Electronics Corp.(a)	585,120
		3,116,881
Energy & Related Services – 0.92%
60,000	Acorn Energy, Inc.	450,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2013 (Unaudited)

Shares		Value

Environmental Services – 2.30%
440,000	Perma-Fix Environmental
	Services(a)	$330,000
182,000	Versar, Inc.(a)	797,160
		1,127,160
Financial Services – 13.80%
71,500	Atlas Financial
	Holdings, Inc.(a)	521,950
15,000	B of I Holding, Inc.(a)	611,700
90,000	Bank of Commerce
	Holdings	455,400
112,500	Hennessy Advisors, Inc.	757,125
20,000	Homeowners
	Choice, Inc.	530,800
80,000	HopFed Bancorp, Inc.	872,800
26,500	JTH Holding, Inc.(a)	458,715
100,000	MicroFinancial, Inc.	809,000
99,300	Pacific Premier
	Bancorp(a)	1,206,495
95,000	United Insurance
	Holdings Corp.	550,050
		6,774,035
Food – 5.35%
49,000	Diversified Restaurant
	Holdings, Inc.(a)	340,550
119,000	G. Willi-Food
	International Ltd.(a)	810,390
40,000	John B. Sanfilippo
	& Son, Inc.	839,200
146,000	Willamette Valley
	Vineyards, Inc.(a)	636,560
		2,626,700
Leisure – 3.96%
226,248	Century Casinos, Inc.(a)	660,644
153,946	Full House
	Resorts, Inc.(a)	424,891
435,440	Galaxy Gaming, Inc.(a)	130,632
125,000	Reading International,
	Inc.(a)	727,500
		1,943,667
Medical Supplies & Services – 6.98%
90,000	Addus Homecare
	Corp.(a)	1,065,600
125,761	Allied Healthcare
	Products(a)	338,297
39,100	Birner Dental
	Management Services,
	Inc.	699,108
800,000	Hooper Holmes, Inc.(a)	344,000
82,000	Lakeland Industries,
	Inc.(a)	327,180
44,943	Liberator Medical
	Holdings, Inc.	47,640
50,647	MGC Diagnostics
	Corp.(a)	359,087
500,000	Urologix, Inc.(a)	245,000
		3,425,912
Minerals & Resources – 0.58%
170,000	Vista Gold Corp.(a)	285,600

Motion Pictures – 0.83%
90,333	Ballantyne Strong,
	Inc.(a)	405,595

Oil & Gas – 0.91%
133,280	American Standard
	Energy Corp.
	(Acquired 2/2/2011,
	Cost $435,750)(a)(b)	77,302
51,460	Hallador Energy Co.	368,454
		445,756
Retail – 0.51%
100,000	Hastings
	Entertainment, Inc.	252,500

Semiconductor Related Products – 5.00%
185,000	AXT, Inc.(a)	530,950
187,300	inTEST Corp.	543,170
419,100	On Track Innovations
	Ltd.(a)	440,055
67,700	Sparton Corporation(a)	940,353
		2,454,528
Software – 4.25%
50,000	American Software,
	Inc. – Class A	415,500
250,000	ARI Network
	Services, Inc.(a)	622,500
70,000	Evolving Systems, Inc.	401,800
264,400	Navarre Corp.(a)	645,136
		2,084,936

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2013 (Unaudited)

Shares		Value

Specialty Manufacturing – 8.83%
131,046	China Solar & Clean
	Energy Solutions, Inc.
	(Acquired 3/15/2005,
	10/3/2005, and 3/5/2008,
	Cost $441,000)(a)(b)	$3,931
74,000	Core Molding
	Technologies, Inc.(a)	659,340
141,700	CTI Industries Corp.(a)	722,670
64,524	Digital Ally, Inc.(a)	387,144
36,867	Friedman Industries	350,974
80,000	Manitex International,
	Inc.(a)	810,400
32,000	Northern Technologies
	International Corp.(a)	345,600
76,502	Orbit International
	Corp.(a)	270,434
760,000	TechPrecision Corp.(a)	782,800
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/2010,
	Cost $749,997)(a)(b)(c)	—
46,183	Worldwide Energy &
	Manufacturing USA,
	Inc.(a)(c)	—
		4,333,293
Telecommunications – 1.12%
184,924	Management Network
	Group, Inc.(a)	549,225

Transportation – 2.11%
300,000	Euroseas Ltd.	339,000
300,000	Frozen Food Express
	Industries, Inc.(a)	381,000
65,500	Vitran Corp, Inc.(a)	315,710
		1,035,710
	TOTAL COMMON
	STOCKS
	(Cost $45,926,586)	$47,560,658

Contracts	WARRANTS – 0.00%	Value

Oil & Gas
35,625	American Standard
	Energy Corp. Warrant A
	(Acquired 2/24/2011,
	Cost $0) Expiration:
	2/1/2016, Exercise
	Price: $5.00(a)(b)(c)	$—
35,625	American Standard
	Energy Corp. Warrant B
	(Acquired 2/24/2011,
	Cost $0) Expiration:
	2/1/2016, Exercise
	Price: $6.50(a)(b)(c)	—

Business Services
600,000	GBS Enterprises, Inc.
	Warrant (Acquired
	2/24/2011, Cost $0)
	Expiration: 3/11/14,
	Exercise Price:
	$1.50(a)(b)(c)	—
1,666,667	Quadrant 4 Systems Corp.
	Warrant (Acquired
	1/18/2011, Cost $0)
	Expiration: 1/18/2016,
	Exercise Price:
	$0.60(a)(b)(c)	—

Consumer Products – Manufacturing
52,500	Sinohub, Inc. Warrant
	(Acquired 3/21/2011,
	Cost $0) Expiration:
	9/21/2013, Exercise
	Price: $0.60(a)(b)(c)	—

Specialty Manufacturing
418,518	Worldwide Energy &
	Manufacturing USA,
	Inc. Warrant (Acquired
	1/26/2010, Cost $0)
	Expiration: 1/26/2015,
	Exercise Price:
	$5.65(a)(b)(c)	—
	TOTAL WARRANTS
	(Cost $0)	$—

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2013 (Unaudited)

Shares	SHORT TERM	Value
	INVESTMENTS – 3.09%
1,517,788	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.04%	$1,517,788
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $1,517,788)	$1,517,788
	Total Investments
	(Cost $47,444,374) –
	100.00%	$49,078,446
	Other Assets in Excess
	of Liabilities –
	0.00%	1,771
	TOTAL NET ASSETS –
	100.00%	$49,080,217

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt

(a)	Non-income producing security.
(b)
Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  See Note 7 of the Notes to Financial Statements.

(c)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors.  These securities represent $0 or 0.00% of the Fund’s Net Assets.  These securities were classified as level 3 securities.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Assets:
Investments at value
Unaffiliated issuers	$340,718,888	$49,078,446
Affiliated issuers	3,263,100	—
Receivable for fund shares issued	591,242	73,407
Receivable for investments sold	1,035,287	60,622
Dividends and interest receivable	43,159	5,880
Prepaid expenses	45,072	15,677
Total Assets	345,696,748	49,234,032
Liabilities:
Payable for investments purchased	1,843,438	—
Payable for fund shares purchased	52,099	42,483
Payable to Advisor	277,300	51,791
Payable to Officer & Directors	15,562	15,562
Accrued expenses & other liabilities	131,779	43,979
Total Liabilities	2,320,178	153,815
Net Assets	$343,376,570	$49,080,217
Net Assets Consist of:
Capital stock	$278,928,896	$48,717,128
Accumulated net investment loss	(523,427)	(216,296)
Accumulated undistributed net realized
gain/(loss) on investments sold	14,834,061	(1,054,687)
Net unrealized appreciation on investments	50,137,040	1,634,072
Total Net Assets	$343,376,570	$49,080,217
Capital Stock, $0.01 and $0.0001 par value, respectively
Authorized	40,000,000	100,000,000
Outstanding	11,207,097	3,774,409
Net Assets	$343,376,570	$49,080,217
Net asset value price per share	$30.64	$13.00
Cost of Investments
Unaffiliated issuers	$291,221,741	$47,444,374
Affiliated issuers	2,623,207	—

The accompanying notes to financial statements are an integral part of this statement.

Perritt Funds, Inc.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

	Perritt MicroCap	Perritt Ultra
	Opportunities Fund	MicroCap Fund
Investment Income:
Dividend income
Unaffiliated issuers	$2,958,574	$445,490
Less: Foreign tax withheld	(91,860)	—
Issuance fees	—	(4,942)
Interest income	4,802	531
Total investment income	2,871,516	441,079
Expenses:
Investment advisory fee	1,607,269	310,593
Shareholder servicing	161,976	35,383
Administration fee	62,657	9,392
Fund accounting expenses	38,982	6,810
Officer & directors’ fees & expenses	34,722	34,722
Printing & Mailing fees	18,260	9,801
Federal & state registration fees	17,066	19,323
Other expense	16,430	5,582
Professional fees	16,054	17,269
Custodian fees	9,974	3,565
Total expenses	1,983,390	452,440
Net investment income gain/(loss)	888,126	(11,361)
Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments	16,184,211	(13,107)
Change in unrealized appreciation on investments	32,178,927	6,146,693
Net realized and unrealized gain on investments	48,363,138	6,133,586
Net Increase in Net Assets Resulting from Operations	$49,251,264	$6,122,225

The accompanying notes to financial statements are an integral part of this statement.

Perritt Funds, Inc.

Statements of Changes in Net Assets

	Perritt MicroCap
	Opportunities Fund
	For the
	Six Months Ended	For the
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations:
Net investment income	$888,126	$1,263,855
Net realized gain on investments	16,184,211	6,233,200
Net increase in unrealized appreciation on investments	32,178,927	32,295,513
Net increase in net assets resulting from operations	49,251,264	39,792,568
Dividends and Distributions to Shareholders:
Net investment income	(2,669,596)	—
Net realized gains	—	—
Total dividends and distributions	(2,669,596)	—
Capital Stock Transactions:
Proceeds from shares issued	40,659,776	58,945,712
Cost of shares redeemed	(54,588,108)	(128,484,720)
Reinvestment of distributions	2,464,206	—
Redemption fees	17,788	13,050
Net decrease in net assets from capital share transactions	(11,446,338)	(69,525,958)
Total Increase/(Decrease) in Net Assets	35,135,330	(29,733,390)
Net Assets
Beginning of the Period	308,241,240	337,974,630
End of the Period	$343,376,570	$308,241,240
Accumulated undistributed net
investment income/(loss)	$(523,427)	$1,258,043
Capital Share Transactions:
Shares sold	793,860	2,299,328
Issued to shareholder in reinvestment of dividends	89,154	—
Shares redeemed	(1,280,935)	(5,077,472)
Net decrease from capital stock transactions	(397,921)	(2,778,144)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Funds, Inc.

Statements of Changes in Net Assets

	Perritt Ultra
	MicroCap Fund
	For the
	Six Months Ended	For the
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations:
Net investment loss	$(11,361)	$(308,731)
Net realized gain/(loss) on investments	(13,107)	1,036,592
Net increase in unrealized appreciation on investments	6,146,693	1,968,947
Net increase in net assets resulting from operations	6,122,225	2,696,808
Dividends and Distributions to Shareholders:
Net investment income	—	—
Net realized gains	—	—
Total dividends and distributions	—	—
Capital Stock Transactions:
Proceeds from shares issued	14,370,311	8,839,910
Cost of shares redeemed	(19,993,930)	(26,264,033)
Reinvestment of distributions	—	—
Redemption fees	4,915	14,511
Net decrease in net assets from capital share transactions	(5,618,704)	(17,409,612)
Total Increase/(Decrease) in Net Assets	503,521	(14,712,804)
Net Assets
Beginning of the Period	48,576,696	63,289,500
End of the Period	$49,080,217	$48,576,696
Accumulated undistributed net investment loss	$(216,296)	$(204,935)
Capital Share Transactions:
Shares sold	1,219,215	774,439
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(1,668,652)	(2,355,879)
Net decrease from capital stock transactions	(449,437)	(1,581,440)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period Ended
April 30,	For the Years Ended October 31,
2013	2012	2011	2010	2009	2008
(Unaudited)

Net asset value, beginning of period	$26.47	$23.43	$24.52	$19.83	$15.92	$34.24
Income (loss) from investment operations:
Net investment income/(loss)2	0.08	0.10	(0.11)	(0.15)	(0.03)	(0.13)
Net realized and unrealized
gain/(loss) on investments	4.33	2.94	(0.98)	4.84	3.94	(13.43)
Total from investment
operations	4.41	3.04	(1.09)	4.69	3.91	(13.56)
Less dividends and distributions:
Distributions from net
realized gains	(0.24)	—	—	—	—	(4.77)
Total dividends and distributions	(0.24)	—	—	—	—	(4.77)
Redemption fees2	—	3	—	3	—	3	—	3	—	3	0.01	2
Net asset value, end of period	$30.64	$26.47	$23.43	$24.52	$19.83	$15.92
Total return1	16.78%	12.97%	(4.45%)	23.59%	24.56%	(45.32%)
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$343,377	$308,241	$337,975	$371,998	$315,865	$234,350
Ratio of net expenses to
average net assets	1.23	%4	1.26%	1.22%	1.27%	1.42%	1.37%
Ratio of net investment loss to
average net assets	0.55	%4	0.38%	(0.42%)	(0.67%)	(0.18%)	(0.56%)
Portfolio turnover rate	8.4	%5	14.0%	25.4%	41.5%	25.4%	26.7%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period Ended
April 30,	For the Years Ended October 31,
2013	2012	2011	2010	2009	2008
(Unaudited)

Net asset value, beginning of period	$11.50	$10.90	$11.10	$8.14	$6.42	$16.45
Income/(loss) from investment operations:
Net investment loss2	—	(0.06)	(0.15)	(0.06)	(0.03)	(0.16)
Net realized and unrealized
gain/(loss) on investments	1.50	0.66	(0.06)	3.02	1.75	(8.28)
Total from investment
operations	1.50	0.60	(0.21)	2.96	1.72	(8.44)
Less dividends and distributions:
Distributions from net
realized gains	—	—	—	—	—	(1.59)
Total dividends and distributions	—	—	—	—	—	(1.59)
Redemption fees2	—	3	—	3	0.01	—	3	—	3	—	3
Net asset value, end of period	$13.00	$11.50	$10.90	$11.10	$8.14	$6.42
Total return1	13.04%	5.50%	(1.80%)	36.36%	26.79%	(56.37%)
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$49,080	$48,577	$63,290	$96,532	$64,002	$40,794
Ratio of net expenses to
average net assets	1.82	%4	1.85%	1.65%	1.72%	2.12%	1.87%
Ratio of net investment loss to
average net assets	(0.05	%)4	(0.56%)	(1.11%)	(0.57%)	(0.07%)	(1.42%)
Portfolio turnover rate	6.3	%5	14.6%	17.9%	29.0%	19.6%	13.2%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2013

1.Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company.  The Corporation consists of Perritt MicroCap Opportunities Fund (“MicroCap Fund”) and Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., predecessor to the Micro Cap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into a newly-created series within the Corporation.

2.Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds fair value procedures allow for the use of certain methods performed by the Funds advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Provision has not been made for federal income tax since the Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2012 by increasing accumulated net investment income by $753,047, decreasing accumulated net realized losses by $850,230 and increasing capital stock by $97,183.  The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2012 by increasing accumulated net investment loss by $103,796 and decreasing capital stock by $103,796.

g.
As of and during the six months ended April 30, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.  During those six months, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2008.

3.Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds net assets as of April 30, 2013:

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt MicroCap Opportunities Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$34,504,405	$—	$—	$34,504,405
Consumer Staples	12,619,616	—	—	12,619,616
Energy	39,626,899	—	—	39,626,899
Financial	17,132,516	—	—	17,132,516
Health Care	28,589,019	—	—	28,589,019
Industrials	84,930,522	—	—	84,930,522
Information Technology	70,508,675	—	—	70,508,675
Materials	22,438,755	—	—	22,438,755
Total Common Stocks	310,350,407	—	—	310,350,407
Fixed Income
Real Estate
Investment Trusts	3,873,616	—	—	3,873,616
Total Fixed Income	3,873,616	—	—	3,873,616
Warrants
Energy	8,338	—	—	8,338
Total Warrants	8,338	—	—	8,338
Short Term Investments	29,749,627	—	—	29,749,627
Total Investments
in Securities	$343,981,988	$—	$—	$343,981,988

Perritt Ultra MicroCap Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$6,746,350	$1,105,802	$—	$7,852,152
Consumer Staples	2,914,728	—	—	2,914,728
Energy	445,756	—	—	445,756
Financial	5,558,195	757,125	—	6,315,320
Health Care	3,850,592	—	—	3,850,592
Industrials	11,044,503	696,506	—	11,741,009
Information Technology	12,157,267	—	—	12,157,267
Materials	2,283,834	—	—	2,283,834
Total Common Stocks	45,001,225	2,559,433	—	47,560,658
Short Term Investments	1,517,788	—	—	1,517,788
Total Investments
in Securities	$46,519,013	$2,559,433	$—	$49,078,446

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting period:

	MicroCap Fund	Ultra MicroCap Fund
Transfers into Level 1	$8,338	$1,206,739
Transfers out of Level 1	—	2,559,433
Net Transfers in/(out) of Level 1	$8,338	$(1,352,693)
Transfers into Level 2	$—	$2,559,433
Transfers out of Level 2	8,338	1,206,739
Net Transfers in/(out) of Level 2	$(8,338)	$1,352,693

The securities transferred from Level 1 to Level 2 due to securities not trading on the last day of the reporting period.

The securities transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.  Transfers between levels are recognized at the end of the reporting period.

On November 1, 2012, the combined market values of the Funds’ Level 3 securities was zero.  There were no transfers into or out of Level 3 during the six months ended April 30, 2013.  As of April 30, 2013, the combined market values of the Funds’ Level 3 securities was zero.

The following table presents information about unobservable inputs related to the Funds’ categories of Level 3 investments as of April 30, 2013.

	Fair Value at	Valuation	Unobservable
	4/30/13	Techniques	Inputs	Ranges
Equity
Securities	$ —	Intrinsic Value	No active market	$0.00 – $0.00
Rights	—	Expected proceeds	No active market	N/A
		from pending	Qualitative information
		litigation	based on the status
of pending litigation
Warrants	—	Intrinsic	Warrant Strike	N/A
		Value	price & underlying
stock price

Equity Securities & Rights

As there is no active market for these level 3 securities, the value is being derived from qualitative information based on available information.

Warrants

The fair value of the warrant is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant.  An increase in the underlying equity security’s price will increase the fair value of the warrant security.  Alternatively, a decrease in the underlying equity security’s price will decrease the fair value of the warrant security.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

4.Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund.  Under the terms of the agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1% of the Fund’s daily average net assets and Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At April 30, 2013, the MicroCap Fund and Ultra MicroCap Fund had fees due to the Advisor of $277,300 and $51,791, respectively.  For the six months ended April 30, 2013, the MicroCap Fund and Ultra MicroCap Fund had incurred advisory fees of $1,607,269 and $310,593, respectively.

The Advisor manages the Funds investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

5.Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2013 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
MicroCap Fund	$—	$25,853,110	$—	$55,813,991
Ultra MicroCap Fund	$—	$3,003,038	$—	$9,196,910

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

6.    Federal Income Tax Matters

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

	MicroCap Fund	Ultra MicroCap Fund
Cost of investments for tax purposes	$291,001,098	$53,219,115
Gross tax unrealized appreciation	$76,897,729	$11,828,897
Gross tax unrealized depreciation	(58,939,616)	(16,360,197)
Net tax unrealized depreciation
on investments	17,958,113	(4,531,300)
Distributable ordinary income	1,258,043	—
Distributable long-term capital gains	—	—
Total distributable earnings	1,258,043	—
Other accumulated losses	(1,350,150)	(1,227,836)
Total accumulated losses	$17,866,006	$(5,759,136)

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2012, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $0 and $204,935, respectively.

The tax composition of distributions paid during the years ended October 31, 2012 and 2011 were as follows:

	Ordinary Income		Long-term Capital Gains
	2012	2011	2012	2011
MicroCap Fund	$—	$—	$—	$—
Ultra MicroCap Fund	—	—	—	—

As of October 31, 2012, the Funds had capital losses expiring as indicated below:

	Date of Expiration	Amount
MicroCap Fund	October 31, 2017	$1,350,150
Ultra MicroCap Fund	October 31, 2017	$1,022,901

7.    Restricted Securities

The Funds own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities it holds.  At April 30, 2013, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $1,133,838 and $312,983, which accounted for 0.33% and 0.64% of the Fund’s net assets, respectively.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

8.    Guarantees and Indemnifications

Under the Funds organizational documents, its officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.    Line of Credit Arrangement

The Funds are party to an uncommitted line of credit arrangement with U.S. Bank, N.A., expiring December 15, 2013, and renewed annually thereafter, under which the MicroCap Fund may borrow up to $15,000,000 and the Ultra MicroCap Fund may borrow up to the lesser or $11,500,000 until January 19, 2013 and $4,500,000 thereafter, 25% of the market value of the assets until January 19, 2013 and 10% thereafter, or 33.33% of the sum of the market value of certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2012 to April 30, 2013, the MicroCap Fund did not have any borrowings while the Ultra MicroCap Fund had average borrowings of $53,978 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At April 30, 2013, the Funds had no outstanding borrowings on the line of credit.

10.  Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

11.  Contingent Value Right

A Contingent Value Right (“CVR”) grants shareholders the right to realize the proceeds from a specified event.  Proceeds are contingent upon an outcome of the specified event.  Proceeds from these rights are contingent upon a favorable lawsuit ruling or settlement relating to a complaint filed by Sino Clean Energy.  If a favorable ruling or settlement occurs, shareholders are entitled to 90% of the lawsuit proceeds, if any, less certain legal and other expenses that will be deducted from such proceeds.  The CVRs expire upon the entry of a final, non-appealable judgment or settlement in the underlying lawsuit.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

12.  Transactions with Affiliates

The following issuers were affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2012 through April 30, 2013.  See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt MicroCap Opportunities Fund

						Value At
	Share Balance At			Share Balance At	Dividend	April 30,
Issuer Name	November 1, 2012	Additions	Reductions	April 30, 2013	Income	2013
Atlas Financial
Holdings, Inc.	—	447,000	—	447,000	$—	$3,263,100
					$—	$3,263,100

Perritt Ultra MicroCap Fund

						Value At
	Share Balance At			Share Balance At	Dividend	April 30,
Issuer Name	November 1, 2012	Additions	Reductions	April 30, 2013	Income	2013
TurboSonic
Technologies,
Inc.1	1,125,000	—	1,125,000	—	$—	$—
					$—	$—

1  Issuer was not an affiliate as of April 30, 2013.

Expense Example (Unaudited)	April 30, 2013

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2012 – April 30, 2013).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Example (Unaudited) (Continued)	April 30, 2013

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/12	4/30/13	11/1/12 – 4/30/131
Actual
MicroCap Fund	$1,000.00	$1,167.80	$6.61
Ultra MicroCap Fund	1,000.00	1,130.40	9.61

Hypothetical
MicroCap Fund	$1,000.00	$1,018.70	$6.16
Ultra MicroCap Fund	1,000.00	1,015.77	9.10

1
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for the MicroCap Fund and 1.82% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Advisory Agreement

On November 30, 2012, the directors, including the directors who are not interested persons (as defined in the Investment Company Act of 1940) of the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund (collectively, the “Funds”) or the Funds’ investment adviser (the “Independent Directors”), approved the renewal of the Funds’ investment advisory agreements and the new investment advisory agreement used in connection with the reorganization of the Perritt MicroCap Opportunities Fund (collectively, the “Advisory Agreements”).

The Independent Directors requested and evaluated materials from the Funds’ investment adviser (the “Adviser”).  In addition, the Funds’ administrator provided the Independent Directors with a detailed report pursuant to Section 15(c) of the Investment Company Act of 1940.  The report includes an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group.  Data is compiled by Lipper and identifies a group of similar funds as to investment classification, asset size and load types.  Additional information provided to the board included a discussion of the Adviser’s personnel committed to investment management, administration and compliance.

In evaluating the materials and the Advisory Agreements, the Independent Directors consulted with counsel to the Funds.  The Independent Directors also discussed the Advisory Agreements in executive session with Fund counsel, at which no representatives of the Adviser were present.

The Independent Directors did not consider any single factor as determinative.  The Independent Directors determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreements, was fair and reasonable and that the approval of the Advisory Agreements was in the best interests of the Funds and their shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Independent Directors received and considered information regarding the nature, extent and quality of the services provided to the Funds under the Advisory Agreements.  The Independent Directors considered the background and experience of the Adviser’s management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Adviser.  In addition, the Independent Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team and the infrastructure supporting the team.  The Independent Directors also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds.  In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser and its responsiveness to questions and concerns raised by the Independent Directors.

Based on these considerations and other factors, the Independent Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Independent Directors, the Adviser provided information regarding

Advisory Agreement (Continued)

the profitability to the Adviser in providing services to the Funds.  The Independent Directors reviewed and discussed this information.  The Independent Directors recognized that this information was not audited.

The Independent Directors believe that the level of profit is reasonable.  The expense ratios will be monitored and periodic reports will be made to the Board of Directors regarding the expenses.  The Independent Directors determined that the level of profit to the Adviser was fair and reasonable.

Advisory Fee and Economies of Scale

The Independent Directors also reviewed reports comparing the Funds’ expense ratios and the advisory fee paid by the Funds to those of other comparable mutual funds and concluded that the advisory fee paid by the Funds and the Funds’ expense ratios were within the range of comparable mutual funds.  The Independent Directors noted that the investment advisory fees are not adjusted if economies of scale are realized as the Funds grow, but did not consider that factor to be significant in light of the other factors considered.

Fees Relative to the Adviser’s Other Clients

The Independent Directors received and considered information about the fee rates charged to the Adviser’s other clients, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Funds have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions.  The portfolio managers report was reviewed and the performance of the Funds was discussed.  While the MicroCap Fund’s performance has been positive, as it has been outperforming its benchmark, the Ultra Fund has been lagging its benchmark.  Nonetheless, the Ultra Fund has had positive performance.

Based on its evaluation of the performance of the Funds, the Independent Directors determined that it is in the best interests of the Funds and their shareholders that the Adviser continue to manage the Funds.

Conclusions

The Independent Directors concluded that based on performance, nature, and extent and quality of services provided, that the costs of those services were fair and reasonable.  The Independent Directors further determined that the Funds and their shareholders had received reasonable value from the Adviser’s services.  The Independent Directors, after considering all of the matters above, unanimously approved the renewal of the Advisory Agreements.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI).  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None
Age: 50		successor	Estate Broker in the State
	Portfolios in	elected;	of Montana. She has been
	Fund Complex	17 years,	a partner and a principal
	Overseen: 2	Perritt MicroCap	owner of a real estate sales
		Opportunities	company, Bozeman Broker
		Fund;	Group, since April 2004.
		9 years,	She has been licensed
		Perritt Ultra	in the state of Montana
		MicroCap Fund	since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None
Age: 55		successor	with the law firm of Fergeson,
	Portfolios in	elected;	Skipper, et. al. in Sarasota,
	Fund Complex	24 years,	Florida and has been employed
	Overseen: 2	Perritt MicroCap	with such firm since April 1989.
Opportunities
Fund;
9 years,
Perritt Ultra
MicroCap Fund

Directors and Officers (Continued) (Unaudited)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	None
Age: 47		as President;	President of the Perritt
	Portfolios in	As Director,	MicroCap Opportunities
	Fund Complex	indefinite until	Fund since November
	Overseen: 2	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		13 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund;	1997 until October 5, 2010.
		9 years as	Mr. Corbett began his
		President of	tenure with Perritt Capital
		Perritt Ultra	Management in 1990 as a
		MicroCap Fund	research analyst. He assumed
portfolio management
responsibilities in 1996
and now serves as portfolio
manager for both funds.

Directors and Officers (Continued) (Unaudited)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 51	and Treasurer	1 year	President and Treasurer of the
Funds and Chief Financial
Officer of the Adviser since
February 2012. He has over
25 years of experience in
corporate accounting,
administration, tax analysis
and strategic planning for
growth and development. He
has a BS in accounting, an
MBA from DePaul University,
and is a CPA and CFA.

Allison B. Hearst	Secretary	One-year term	Mrs. Hearst has 15 years of	N/A
Age: 50			experience in the mutual fund
		3 years	industry, including a previous
tenure at the Advisor beginning
in 1990. Mrs. Hearst returned
to the Advisor in 2007.

Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 54	and Chief		Chief Compliance Officer
	Compliance	3 years	since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

MicroCap Opportunities Fund and Ultra MicroCap Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund and/or
the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date     June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date     June 27, 2013

By (Signature and Title)*    /s/ Mark J. Buh
Mark J. Buh, Treasurer

Date     June 27, 2013

* Print the name and title of each signing officer under his or her signature.